SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC
                                 20549

                               FORM 8-K

                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report:  As of September 10, 1999


                                   TRISM, INC.
               (Exact name of registrant as specified in its charter)


        DELAWARE                  0-23210                 13-3491658
(State of Other Jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)             File Number)          Identification No.)

                               4174 Jiles Road,
                             Kennesaw, GA  30144
                   (Address of Principal Executive Office)


     Registrant's telephone number, including area code:  (770) 795-4600

Item 5.  Other Events

On September 10, 1999, the Registrant issued a press released, included as an exhibit to this Report, announcing that it had finalized an agreement in principle with the steering committee representing major holders of the Registrant's approximately $86.2 million of 10 3/4% Senior Subordinated Notes due 2000 (the "Senior Note"). The information set forth in the press release is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)	Exhibits
   Exhibit No.                                  Exhibit
      99.1                             Press Release issue Sept. 10, 1999
      99.2                             Restructuring Agreement


                          SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRISM, INC.

                              By:     /s/ James G. Overley
                                     James G. Overley, Senior Vice
                                     President of Finance and Treasurer


Date:  September 10, 1999